American Growth Fund, Inc.
For the year ended
July 31, 2002

Dear Shareholder:

The fiscal year ending July 31, 2002, was, by all accounts, a difficut year for mutual funds. The principal causes of the decline were attributed to the terrorist attacks last September coupled with an already weakening economy. We believe the stock market is at, or near its low, in the current cycle. I anticipate an upward trend in the Funds net asset value per share in the forthcoming fiscal year.

The best time to invest in the stock market is after a major decline. We have been in a major decline for more than two years. An excellent opportunity exists and now is the time to invest in American Growth Fund.

The portfolio of the Fund as of July 31, 2002, consisted of twenty two equity positions in twelve different industries. There is also a cash position in a government money market fund. I believe the Fund is well structured to participate fully in the market surge.

We here at American Growth Fund wish you A Good Future.

Sincerely,
/s/ Robert Brody
Robert Brody
President

How American Growth Fund Inc. Has Its Shareholders Money Invested
STATEMENT OF INVESTMENTS
July 31, 2002

COMMON STOCKS 94.72%

Semiconductor Industry 23.41%

Description of Security	Shares	Market Value
Intel Corp.	120,000	$ 2,254,800
(A leading manufacturer of integrated circuits.)
Motorola Inc.	105,000	1,218,000
(A leading manufacturer of electronic equipment and components.)
Texas Instruments, Inc.	46,000	1,064,900
(The leading supplier of digital signal processors and analog devices.)
Integrated Device Technology*	60,000	768,000
(Produces digital integrated circuits.)
		5,305,700

Biotechnology Industry 22.45%

Amgen Inc.*	76,000	3,468,640
(Utilizes biotechnology to develop human pharmaceutical products.)
Biogen Inc.*	45,000	1,618,650
(A leading biotechnology company.)
		5,087,290

Computer & Peripherals Industry 20.71%
Hewlett Packard Company	217,977	3,084,374
(A designer and manufacturer of precision electronic products.)
Cisco Systems*	80,000	1,055,200
(The leading supplier of high-performance inter-networking products.)
EMC Corp.*	70,000	525,000
(Designs, manufactures, markets, and supports high performance storage products for selected mainframe and open computing systems.)
McDATA Corp. Class A*	2,576	27,615
(The worldwide leader in open storage networking solutions.)
		4,692,189

Semiconductor Capital Equipment 8.98%
Novellus Systems*	40,000	1,079,600
(Designs, manufactures, markets and services equipment used in the fabrication of integrated circuits.)
Applied Materials*	40,000	594,800
(Produces semiconductor water fabrication equipment.)
Teradyne, Inc.*	24,000	360,000
(The worlds largest producer of automated test equipment for semiconductors.)
		2,034,400

*Non-income producing security.
See accompanying notes to financial statements

How American Growth Fund Inc. Has Its Shareholders Money Invested
STATEMENT OF INVESTMENTS
July 31, 2002

Electronics Industry 3.61%
Symbol Technologies	67,500	$ 616,950
(A leading provider of barcode driven data management systems.)
Solectron Corp.*	50,000	200,000
(Provides electronic assembly and tumkey manufacturing management services.)
		816,950

Computer Software and Services Industry 3.53%
Oracle Corp.*	80,000	800,720
(The worlds largest maker of database management systems.)

Entertainment Industry 3.04%
AOL Time Warner, Inc.*	60,000	690,000
(The leading internet/media provider.)

Bank Industry 2.75%
Morgan (J.P.) Chase & Co.	25,000	624,000
(Provides investment banking, asset management, private equity, consumer banking, private banking, and custody and processing services.)

Precision Instrument Industry 2.34%
Agilent Technology*	28,032	529,244
(A global leader in designing and manufacturing semiconductor and test solutions for optical, electrical and wireless communications systems.)

Insurance Industry 2.14%
AXA ADS.	39,824	483,862
(The holding company of an international group of insurance and related financial services.)

Industrial Services 1.02%
CSG Systems International, Inc.*	20,000	231,400
(Provides customer services and billing solutions for cable television and direct broadcast satellite providers.)

Wireless Networking Industry 0.74%
Network Appliance, Inc.*	20,000	169,200
(The leading supplier of network attached data storage and access devices, called filers.)

Total Common Stocks (cost $59,743,022) (94.72%)	21,464,955

MONEY MARKET INSTRUMENTS 4.60%
LIR Government Money Fund (cost $1,042,886)	1,042,886

Total Investments, at Value (cost $60,785,908)	99.32%	22,507,841
Cash and Receivable, Less Liabilities	0.68%	153,174
Net Assets	100.00%	$ 22,661,015

*Non-income producing security.
See accompanying notes to financial statements

Financial Statements

AMERICAN GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES, JULY 31, 2002

ASSETS:
Investments, at market value (cost $60,785,908)-see accompanying statement	$ 22,507,841
Cash	108,614
Receivables:
Shares of beneficial interest sold
62,991
Dividends
3,900
Interest
1,285
Total assets	22,684,631

LIABILITIES:
Shares of beneficial interest redeemed	23,616
NET ASSETS	$ 22,661,015

COMPOSITION OF NET ASSETS:
Paid-in capital	$ 61,309,645
Accumulated net realized loss from investment transactions	(370,563)
Net unrealized depreciation of investments	(38,278,067)
Net assets	$ 22,661,015

NET ASSET VALUE PER SHARE:
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,716,464 and 1,262,929 shares of beneficial interest outstanding)
$ 2.15
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
$ 2.28
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,018,694 and 1,472,360 shares of beneficial interest outstanding)
$ 2.05
Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,822,842 and 887,117 shares of beneficial interest outstanding)
$ 2.05
Class D Shares:
Net asset value and redemption price per share (based on net assets of $15,103,015 and 6,904,407 shares of beneficial interest outstanding)
$ 2.19
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
$ 2.32

See accompanying notes to financial statements

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:
Interest
$ 20,801
Dividends (net of $2,115 foreign withholding tax)
132,683

Total investment income	153,484

EXPENSES:
Investment advisory fees (Note 5)	328,243
Administration expenses (Note 5)	489,718
Transfer agent, shareholder servicing and data processing fees	263,029
Custodian fees (Note 4)	101,226
Professional fees	18,220
Registration and filing fees:
Class A
6,074
Class B
6,473
Class C
3,292
Class D
40,829
Shareholder reports	7,816
Distribution and service fees:
Class A	9,002
Class B	38,192
Class C	19,817
Directors fees	5,500
Other expenses	53,955
Total expenses	1,391,386
Less expenses paid indirectly (Note 4)	(11,699)
Net expenses	1,379,687

Net Investment Loss	(1,226,203)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on investments	(11)
Net change in unrealized depreciation on investments	(17,221,144)
Net realized and unrealized loss	(17,221,155)
Net Decrease in Net Assets Resulting From Operations	$ (18,447,358)

See accompanying notes to financial statements

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2002	Year Ended July 31, 2001
OPERATIONS:
Net investment loss
	$ (1,226,203)	$ (1,440,538)
Net realized gain (loss)
	(11)	764,036
Net change in unrealized depreciation
	(17,221,144)	(30,146,392)
Net decrease in net assets resulting from operations
	(18,447,358)	(30,822,894)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:

Class A
	-	-
Class B
	-	-
Class C
	-	-
Class D
	-	-
Book return of capital:

Class A
	-	-
Class B
	-	-
Class C
	-	-
Class D
	-	-
Distributions from net realized gain:

Class A
	(40,503)	(783,928)
Class B
	(46,897)	(986,173)
Class C
	(22,812)	(283,545)
Class D
	(297,228)	(8,917,561)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase or decrease in net assets resulting from beneficial interest transactions(Note 2):

Class A
	1,167,932	1,081,329
Class B
	1,383,089	713,042
Class C
	1,498,617	729,019
Class D
	(2,240,515)	2,609,053

NET ASSETS:
Total decrease
	(17,045,675)	(36,661,658)
Beginning of period
	39,706,690	76,368,348
End of period
	$ 22,661,015	$ 39,706,690

See accompanying notes to financial statements

Financial Highlights

	Class A Year Ended July 31,
	2002	2001	2000	1999	1998
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.97	$8.88	$9.57	$9.49	$11.30
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.10)	(0.10)	(0.05)	0.044
Net realized and unrealized gain (loss)	(1.67)	(3.46)	0.01	0.21	(0.90)
Total income (loss) from investment operations	(1.78)	(3.56)	(0.09)	0.16	(0.86)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	(0.04)	(0.06)5
Book return of capital	-	-	-	(0.04)	-
Distributions from net realized gain	(0.04)	(1.35)	(0.60)	-	(0.89)
Total dividends and distributions to shareholders	(0.04)	(1.35)	(0.60)	(0.08)	(0.95)
Net Asset Value, End of Period	$2.15	$3.97	$8.88	$9.57	$9.49
Total Return at Net Asset Value1	(45.2)%	(43.5)%	(1.6)%	2.0%	(7.6)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,716	$3,625	$5,622	$8,635	$14,246
Ratio to average net assets:
Net investment income (loss)	(3.85)%	(2.80)%	(0.97)%	0.00%	0.42%
Expenses2	4.37%	3.09%	2.28%	1.98%	1.77%
Portfolio Turnover Rate3	0.0%	0.0%	106.7%	109.3%	103.5%

	Class B Year Ended July 31,
	2002	2001	2000	1999	1998
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.83	$8.70	$9.45	$9.37	$11.18
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.13)	(0.19)	(0.13)	(0.01)4
Net realized and unrealized gain (loss)	(1.62)	(3.39)	0.04	0.22	(0.90)
Total income (loss) from investment operations	(1.74)	(3.52)	(0.15)	0.09	(0.91)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	(0.01)	(0.01)5
Book return of capital	-	-	-	-6	-
Distributions from net realized gain	(0.04)	(1.35)	(0.60)	-	(0.89)
Total dividends and distributions to shareholders	(0.04)	(1.35)	(0.60)	(0.01)	(0.90)
Net Asset Value, End of Period	$2.05	$3.83	$8.70	$9.45	$9.37
Total Return at Net Asset Value1	(45.8)%	(44.0)%	(2.3)%	0.9%	(8.2)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,019	$3,874	$7,027	$11,265	$15,533
Ratio to average net assets:
Net investment income (loss)	(4.60)%	(3.57)%	(1.73)%	(0.01)%	(0.32)%
Expenses2	5.12%	3.86%	3.05%	2.73%	2.52%
Portfolio Turnover Rate3	0.0%	0.0%	106.7%	109.3%	103.5%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2002, aggregated $991,250 and $7, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.
5. Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.
6. Less than $0.005 per share.

See accompanying notes to financial statements

Financial Highlights

	Class C Year Ended July 31,
	2002	2001	2000	1999	1998
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.83	$8.68	$9.44	$9.37	$11.19
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.04)	(0.19)	(0.14)	(0.02)4
Net realized and unrealized gain (loss)	(1.64)	(3.46)	0.03	0.23	(0.90)
Total income (loss) from investment operations	(1.74)	(3.50)	(0.16)	0.09	(0.92)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	(0.01)	(0.01)5
Book return of capital	-	-	-	(0.01)	-
Distributions from net realized gain	(0.04)	(1.35)	(0.60)	-	(0.89)
Total dividends and distributions to shareholders	(0.04)	(1.35)	(0.60)	(0.02)	(0.90)
Net Asset Value, End of Period	$2.05	$3.83	$8.68	$9.44	$9.37
Total Return at Net Asset Value1	(45.8)%	(43.8)%	(2.4)%	0.9%	(8.2)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,823	$1,542	$1,902	$3,131	$4,498
Ratio to average net assets:
Net investment income (loss)	(4.56)%	(3.55)%	(1.72)%	(0.01)%	(0.31)%
Expenses2	5.09%	3.84%	3.04%	2.75%	2.52%
Portfolio Turnover Rate3	0.0%	0.0%	106.7%	109.3%	103.5%

	Class D Year Ended July 31,
	2002	2001	2000	1999	1998
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$4.02	$8.94	$9.61	$9.53	$11.33
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.13)	(0.08)	0.01	0.074
Net realized and unrealized gain (loss)	(1.67)	(3.44)	0.01	0.17	(0.90)
Total income (loss) from investment operations	(1.79)	(3.57)	(0.07)	0.18	(0.83)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	(0.05)	(0.08)5
Book return of capital	-	-	-	(0.05)	-
Distributions from net realized gain	(0.04)	(1.35)	(0.60)	-	(0.89)
Total dividends and distributions to shareholders	(0.04)	(1.35)	(0.60)	(0.10)	(0.97)
Net Asset Value, End of Period	$2.19	$4.02	$8.94	$9.61	$9.53
Total Return at Net Asset Value1	(44.9)%	(43.3)%	(1.5)%	1.9%	(7.4)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$15,103	$30,666	$61,817	$74,111	$89,364
Ratio to average net assets:
Net investment income (loss)	(3.65)%	(2.55)%	(0.74)%	0.14%	0.63%
Expenses2	4.16%	2.84%	2.01%	1.72%	1.54%
Portfolio Turnover Rate3	0.0%	0.0%	106.7%	109.3%	103.5%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2002, aggregated $991,250 and $7, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.
5. Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.

See accompanying notes to financial statements

Notes to Financial Statements

1. Summary of Significant Accounting Policies
American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Funds primary investment objective is to seek capital appreciation. The Funds investment advisor is Investment Research Corporation (IRC). The Fund offers Class A, Class B, Class C and Class D shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A and Class D shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation - Investment securities are valued at the closing asked price as reported by the principal securities exchange on which the security is traded. If no sale is reported, or if the security is not traded on an exchange, value is based on the average of the latest bid and asked prices. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest - The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2002		Year Ended July 31, 2001
	Shares	Amount	Shares	Amount
Class A:
Sold	1,003,628	$ 3,199,307	476,494	$ 2,428,814
Dividends and distributions reinvested	11,599	38,053	145,720	750,907
Redeemed	(664,483)	(2,069,428)	(342,893)	(2,098,392)
Net increase or decrease	350,744	$ 1,167,932	279,321	$ 1,081,329
Class B:
Sold	885,848	$ 2,646,962	535,241	$ 2,482,983
Dividends and distributions reinvested	13,370	42,922	185,501	926,826
Redeemed	(438,288)	(1,306,795)	(517,489)	(2,696,767)
Net increase or decrease	460,930	$ 1,383,089	203,253	$ 713,042
Class C:
Sold	872,304	$ 2,622,031	239,790	$ 995,647
Dividends and distributions reinvested	5,192	16,661	45,055	226,063
Redeemed	(392,862)	(1,140,075)	(101,336)	(492,691)
Net increase or decrease	484,634	$ 1,498,617	183,509	$ 729,019
Class D:
Sold	73,545	$ 227,413	69,177	$ 388,923
Dividends and distributions reinvested	82,309	279,026	1,640,852	8,543,919
Redeemed	(874,224)	(2,746,954)	(999,345)	(6,323,789)
Net increase or decrease	(718,370)	$ (2,240,515)	710,684	$ 2,609,053

Notes to Financial Statements

3. Unrealized Gains and Losses on Investments
The identified tax cost basis of investments at July 31, 2002 was $61,156,471. Net unrealized depreciation on investments of $38,648,630, based on identified tax cost as of July 31, 2002, was comprised of gross appreciation of $1,301,404 and gross depreciation of $39,950,034.

4. Fund Expenses Paid Indirectly
For the year ended July 31, 2002, fees for custodian services totaling $11,699, were offset by earnings on cash balances maintained by the Fund at the custodian financial institution. The Fund could have invested the assets maintained at the institution in income-producing assets if it had not agreed to a reduction in fees.

5. Underwriting, Investment Advisory Contracts and Service Fees
Under the investment advisory contract with Investment Research Corporation ("IRC"), the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Funds average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.

Class B and Class C shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class A shares are subject to annual service and distribution fees of 0.25% and 0.05% of average daily net assets, respectively.

For the year ended July 31, 2002 commissions and sales charges paid by investors on the purchase of Fund shares totaled $126,605 of which $36,258 was retained by American Growth Fund Sponsors, Inc. ("Sponsors"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by Sponsors on sales of the Funds Class B and C shares totaled $158,963. For the year ended July 31, 2002, Sponsors received contingent deferred sales charges of $0 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by Sponsors upon the sale of such shares.

The Fund paid $1,750 to Sponsors for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of Sponsors and IRC. For the year ended July 31, 2002 the Fund paid directors fees and expenses of $5,500.

For the year ended July 31, 2002, under an agreement with IRC, the Fund was charged $338,125 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $74,436 by an affiliated company of IRC for the rental of office space.

6. Federal Income Tax Matters
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund distributes net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. During the year ended July 31, 2002, the following reclassification was made among the components of net assets:

Paid-in Capital	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (loss)
$ 2,733,870	($ 2,666,741)	($ 67,129)

On December 11, 2001, per share distributions from capital gains were declared as follows: Class A: $0.04, Class B: $0.04, Class C: $0.04 and Class D: $0.04. The capital gain distributions were paid December 24, 2001.

To the Board of Directors and Stockholders of American Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc. (the Fund), including the statement of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Fortner, Bayens, Levkulich and Co., P.C.
Denver, Colorado
September 4, 2002

TRANSFER AGENT: Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, MA 02171
CUSTODIAN: State Street Bank & Trust Company, Two Heritage Drive, North Quincy, MA 02171
RETIREMENT PLAN CUSTODIAN: State Street Bank & Trust Company, Two Heritage Drive, North Quincy, MA 02171
INDEPENDENT AUDITORS: Fortner, Bayens, Levkulich and Co. P.C., Denver Place Plaza Tower, 1099 18th Street, Suite 950, Denver, CO 80202-1909
LEGAL COUNSEL: Jones & Keller, World Trade Center, 1625 Broadway, 16th Floor, Denver, CO 80202
UNDERWRITER/DISTRIBUTOR: American Growth Fund Sponsors, Inc., 110 Sixteenth Street, Suite 1400, Denver, CO 80202

AMERICAN GROWTH FUND, INC. BOARD OF ADVISOR:
William D. Farr
President and Director of Farr Farms Co.
Chairman of the Board of Northern Colorado Water Conservancy
Past President of the National Cattlemans Association
Board Member of the Greeley Water Board

OFFICERS AND DIRECTORS
Robert Brody	President and Director
David J. Schultz	Treasurer
D. Leann Baird	Secretary
Michael J. Baum	Director
Eddie R. Bush	Director
Harold Rosen	Director

INVESTMENT ADVISOR
Investment Research Corporation
110 Sixteenth Street, Suite 1400
Denver, CO 80202
OFFICERS AND DIRECTORS
Robert Brody	President, Treasurer, and Director
David J. Schultz	Executive Vice President and Director
D. Leann Baird	Secretary and Director

9/2002